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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 1, 2002 (June 28, 2002)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


        1-9020                                                  72-1440714
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


       400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       On June 28, 2002, PetroQuest Energy, Inc. (the "Company") dismissed its independent certified public accountants, Arthur Andersen LLP ("Andersen"), and engaged the services of Ernst & Young LLP ("Ernst & Young") as its new independent auditors for the Company's fiscal year ending December 31, 2002, effective immediately. The decision to dismiss Andersen and retain Ernst & Young was approved by the Company's Audit Committee.

       None of the audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2000 and 2001 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

       During the two most recent fiscal years ended December 31, 2000 and 2001, and the subsequent interim period through June 28, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

       None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2000 and 2001, or within the interim period through June 28, 2002.

       The Company provided Andersen a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter dated July 1, 2002 stating it has found no basis for disagreement with such statements.

       During the two most recent fiscal years ended December 31, 2000 and 2001, and the subsequent interim period through June 28, 2002, the Company did not consult with Ernst & Young regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

a.       Financial Statement of Business Acquired

         None.

b.       Pro Forma Financial Information

         None.




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c.       Exhibits

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated July 1, 2002 regarding its agreement with statements made in Item 4 of this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 1, 2002                     PETROQUEST ENERGY, INC.


                                       By: /s/ Daniel G. Fournerat
                                          --------------------------------------
                                          Daniel G. Fournerat
                                          Senior Vice President, General Counsel
                                          and Secretary


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